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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                              DATED March 7, 2000



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-60025) and Form S-8 (No. 333-43925) of CDW Computer Centers, Inc. of our reports dated January 20, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                            PricewaterhouseCoopers LLP


Chicago, Illinois
March 7, 2000